UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2021
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) As previously disclosed, on May 13, 2021 the Board of Directors (the “Board”) of JetBlue Airways Corporation (“JetBlue” or the “Company”), appointed Ursula Hurley, the Company’s Head of Treasury and Investor Relations and Treasurer, as Acting Chief Financial Officer (“CFO”), effective June 12, 2021. This Amendment No. 1 to Form 8-K (this “Form 8-K/A”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2021 (the “Original Form 8-K”). This Form 8-K/A is being filed solely to disclose a new compensation arrangement for Ms. Hurley in connection with her appointment as Acting CFO. Such compensation arrangement had not been determined at the time of the filing of the Original Form 8-K. All other information set forth in the Original Form 8-K is otherwise unchanged.

Pursuant to the offer letter in connection with Ms. Hurley’s appointment as Acting CFO (the “offer letter”), dated June 15, 2021, which was approved by the Compensation Committee of the Board on June 15, 2021, Ms. Hurley will be eligible to receive (i) a lump sum, one-time cash payment equal to $15,000 for each month that she serves in the position of Acting CFO (from June 12, 2021 through the date upon which a permanent CFO is appointed); and (ii) a cash bonus of $200,000, subject to the achievement of certain performance objectives as set forth in the offer letter. The additional cash payment and, if earned, the additional cash bonus will be payable thirty days following the lapse of CARES Act, Consolidated Appropriations Act or American Rescue Plan Act compensation restrictions, or any subsequent legislation establishing similar limitations (collectively, the “Government Support”), provided Ms. Hurley remains employed by JetBlue on such payment date as further described in the offer letter. In addition to the compensation arrangement entered into in connection with her appointment as Acting CFO, Ms. Hurley remains eligible to receive cash executive retention awards in the aggregate amount of $265,000 thirty days following the lapse of any Government Support, provided Ms. Hurley remains employed by JetBlue on such payment date. She also remains eligible to participate in the Company’s annual and long-term incentive programs, as well as the other employee benefit plans and compensation programs that the Company maintains for its salaried employees, including its executive officers.

The foregoing summary of the offer letter is not complete and is qualified in its entirety by reference to the offer letter filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Offer Letter between Ursula Hurley and JetBlue Airways Corporation, dated June 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	June 21, 2021	By:	/s/ Alexander Chatkewitz
Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)